Summary Prospectus    May 1, 2020
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1 Shares
Before you invest, youmay want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorgan.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
What is the goal of the Portfolio?
The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class 1
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.12
Total Annual Fund Operating Expenses	0.77
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS 1 SHARES ($)	79	246	428	954
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recent fiscal year, the Portfolio’s turnover rate was 10% of the average value of its portfolio.
What are the Portfolio’s main investment strategies?
Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on September 30, 2019, the market capitalizations of the companies in the index ranged from $0.08 billion to $40.5 billion. In implementing its main strategies, the Portfolio’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Portfolio’s Main Investment Risks
The Portfolio is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Portfolio or any other fund may not provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Portfolio is suitable for you.
The Portfolio is subject to the main risks noted below, any of which may adversely affect the Portfolio’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Portfolio’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Portfolio invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate pre-existing political, social and economic risks to the Portfolio, and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Portfolio’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Portfolio’s original investment. Certain derivatives expose the Portfolio to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Portfolio’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio.
Industry and Sector Focus Risk. At times the Portfolio may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Portfolio could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Portfolio shares may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Portfolio.
The Portfolio’s Past Performance
This section provides some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Class 1 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Portfolio’s performance to the performance of the Russell Midcap® Value Index. The Russell Midcap® Value Index does not include the fees and expenses of the mutual funds in the index. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available by calling 1-800-480-4111.
The performance figures shown do not reflect charges imposed by variable insurance contracts or Eligible Plans through which the Portfolio is offered. The Portfolio’s performance will be lower when any such charges are deducted.
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	14.86%
Worst Quarter	3rd quarter, 2011	-16.27%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS 1 SHARES	26.76%	7.26%	12.62%
RUSSELL MIDCAP VALUE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	27.06	7.62	12.41
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Jonathan Simon	2001	Managing Director
Lawrence E. Playford	2004	Managing Director
Purchase and Sale of Portfolio Shares
The Portfolio sells its shares at net asset value on any business day directly to the separate accounts of various insurance companies issuing variable annuity contracts and variable life insurance policies (variable insurance contracts) and certain qualified retirement plans. You may invest indirectly in the Portfolio through your purchase of a variable insurance contract or through a qualified retirement plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or retirement plan through which you invest.
Tax Information
Under current law, owners of variable insurance contracts and qualified retirement plan participants that have invested in the Portfolio are not subject to federal income tax on Portfolio earnings and distributions on gains realized upon the sale or redemption of Portfolio shares until such amounts are withdrawn from the retirement plan or variable contract.

Payments to Insurance Companies and to Broker-Dealers and Other Financial Intermediaries
Portfolio shares are available only through an insurance company’s variable insurance contracts or an employer or other retirement plan (Retirement Products). The Portfolio or its related companies may make payments to an insurance company (and/or its related companies) for distribution and/or related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries that sell the variable insurance contracts for the sale of Portfolio shares and/or related services. These payments to insurance companies may be a factor that the insurance company considers in including the Portfolio as an underlying investment in a variable insurance contract. The prospectus or other disclosures relating to a variable insurance contract may contain additional information about these payments. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies) or in connection with Retirement Products, such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.
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